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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2007

                      Commission file numbers: 333-82084-01
                                               333-82084
  PAPERWEIGHT DEVELOPMENT CORP.                         APPLETON PAPERS INC.
  (Exact Name of Registrant as                      (Exact Name of Registrant as
    Specified in Its Charter)                         Specified in Its Charter)
                                   ----------

           Wisconsin                                         Delaware
(State or Other Jurisdiction of                  (State or Other Jurisdiction of
 Incorporation or Organization)                   Incorporation or Organization)

             39-2014992                                  36-2556469
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)

     825 East Wisconsin Avenue,
       P.O. Box 359, Appleton,
              Wisconsin                                   54912-0359
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

On March 8, 2007, the board of directors of Paperweight Development Corp. appointed Jeffrey J. Fletcher as Principal Accounting Officer of Paperweight Development Corp. and also elected Jeffrey J. Fletcher as Corporate Controller of Paperweight Development Corp. On March 8, 2007, the board of directors of Appleton Papers Inc. appointed Jeffrey J. Fletcher as Principal Accounting Officer of Appleton Papers Inc. and also elected Jeffrey J. Fletcher as Corporate Controller of Appleton Papers Inc. A copy of the March 12, 2007, press release regarding Mr. Fletcher is attached hereto as Exhibit 99.1.

Mr. Fletcher, 54, previously served as corporate controller of the privately-held dairy processing and dairy products company Wells' Dairy, Inc. in Le Mars, Iowa. From 2003 to 2005, Mr. Fletcher was the president and chief financial officer of IP Innovations, a $30 million start-up financial services company backed by Principal Financial Group. Prior to joining IP Innovations, Mr. Fletcher held senior level financial positions at La Petite Academy, Inc., Hirsh Industries, Inc., Transition Strategies, EQ-The Environmental Quality Company and Gaylord Container Corporation. Mr. Fletcher began his career in public accounting with Coopers & Lybrand. Mr. Fletcher received a master's degree in business administration from Northwestern University and a bachelor's degree in accounting from the University of Iowa.

Mr. Fletcher will receive an annual base salary of $190,000, subject to annual review beginning in 2008, and will be eligible to receive an annual performance bonus (with a target bonus of 25% of his annual base salary and a bonus of 50% or more of his annual base salary if outstanding levels are met) in accordance with Appleton Papers Inc.'s ("Company's") performance bonus plan, which will be determined by the compensation committee of the Company's board of directors. Mr. Fletcher will receive a cash sign-on bonus of $10,000 after 90 days of employment, and he will receive a performance bonus for the 2007 fiscal year pro-rated based on his base salary actually paid in 2007. Mr. Fletcher will be eligible for coverage under the Company's salaried benefits package (including participation in the Company's defined benefit pension plan and the Appleton Papers Retirement Savings and Employee Stock Ownership Plan). In addition, Mr. Fletcher will receive relocation assistance in connection with his move to the Appleton, Wisconsin area in accordance with the Company's relocation policy.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     99.1 Press Release, dated March 12, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2007

                                                Paperweight Development Corp.


                                                By: /s/ Angela M. Tyczkowski
                                                    ----------------------------
                                                Name:  Angela M. Tyczkowski
                                                Title: Vice President, Secretary
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2007

                                               Appleton Papers Inc.


                                               By: /s/ Angela M. Tyczkowski
                                                   -----------------------------
                                               Name:  Angela M. Tyczkowski
                                               Title: Vice President, Secretary,
                                                      General Counsel and
                                                      Chief Compliance Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release, dated March 12, 2007.

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